                                                               EXHIBIT (a)(1)(b)

                             LETTER OF TRANSMITTAL

                                TO TENDER SHARES
                                       OF
             13 7/8% SENIOR CUMULATIVE REDEEMABLE PREFERRED STOCK,
                           PAR VALUE $0.01 PER SHARE
                                       OF

                             R&B FALCON CORPORATION
                                       AT
                            $1,300.00 NET PER SHARE
            PURSUANT TO THE OFFER TO PURCHASE DATED OCTOBER 27, 2000
--------------------------------------------------------------------------------
 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
         ON WEDNESDAY, NOVEMBER 29, 2000, UNLESS THE OFFER IS EXTENDED
                            (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY

           By Mail:               By Facsimile Transmission:           By Hand Delivery:
        59 Maiden Lane            (for Eligible Institutions            59 Maiden Lane
   New York, New York 10038                  only)                 New York, New York 10038
   Attention: Reorganization            (718) 234-5001             Attention: Reorganization
           Department                                                     Department

                             Telephone Assistance:
                                 (718) 921-8200

------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF SHARES TENDERED
                                         (See Instructions 3 and 4)
------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                     TENDERED CERTIFICATE(S)
       APPEAR(S) ON SHARE CERTIFICATE(S))                   (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------
                                                                       TOTAL NUMBER OF
                                                                           SHARES
                                                                       REPRESENTED BY         NUMBER OF
                                                     CERTIFICATE            SHARE              SHARES
                                                     NUMBER(S)*        CERTIFICATE(S)*       TENDERED**
                                                 ------------------------------------------------------

                                                 ------------------------------------------------------

                                                 ------------------------------------------------------
                                                    TOTAL SHARES
------------------------------------------------------------------------------------------------------------
  * NEED NOT BE COMPLETED BY STOCKHOLDERS TENDERING BY BOOK-ENTRY TRANSFER.
 ** UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL SHARES REPRESENTED BY ANY CERTIFICATE DELIVERED
    TO THE DEPOSITARY ARE BEING TENDERED. SEE INSTRUCTION 4.
------------------------------------------------------------------------------------------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to an account maintained by the Depositary at the Depository Trust Company (hereinafter referred to as the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in the Offer to Purchase

(defined below) under the caption "The Offer -- 2. Procedure for Tendering Shares". Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders."

     Stockholders whose certificates are not immediately available or who cannot deliver their Shares and all other documents required hereby to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date must tender their Shares according to the guaranteed delivery procedure set forth in the Offer to Purchase under the caption "The Offer -- 2. Procedure for Tendering Shares." See Instruction 2.

     DELIVERY OF DOCUMENTS TO THE COMPANY OR TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):
     Name of Tendering Institution:
    ----------------------------------------------------------------------
     Account No.:
    ----------------------------------------------------------------------------
     Transaction Code No.:
 -------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:
     Name(s) of Registered Owners:
    -------------------------------------------------------------------
     Window Ticket Number (if any):
    -------------------------------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery:
    --------------------------------------------
     Name of Institution which Guaranteed Delivery:
    --------------------------------------------------
     If Delivered by Book-Entry Transfer:
    ---------------------------------------------------------------
     Name of Tendering Institution:
    ----------------------------------------------------------------------
     Account No.:
    ----------------------------------------------------------------------------
     Transaction Code No.:
 -------------------------------------------------------------------------------
              (Boxes above for use by Eligible Institutions only)

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to R&B Falcon Corporation, a Delaware corporation (the "Company"), the above-described shares of the Company's 13 7/8% Senior Cumulative Redeemable Preferred Stock, $0.01 par value, (the "Shares"), pursuant to the Company's offer to purchase all outstanding Shares at a price of $1,300.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 27, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, constitute the "Offer"). The undersigned understands that the Company reserves the right to transfer or assign, in whole or in part from time to time, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer.

     Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers all right, title and interest in and to all the Shares that are being tendered hereby, and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (ii) present certificates for such Shares for cancellation and transfer on the Company's books and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and that, when the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, claims, charges and encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in the Offer to Purchase under the caption "The Offer -- 2. Procedure for Tendering Shares" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company, when accepted by the Company, upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may not be required to accept for payment any of the tendered Shares. The Company's acceptance for payment of Shares pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any certificates for Shares not tendered or accepted for payment, in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased, and/or any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price of any Shares purchased, and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of, and mail said check and/or any certificates to, the person or persons so indicated. In the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with any Shares not accepted for payment. The undersigned recognizes that the Company has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

             ------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if a certificate for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be ISSUED in the name of someone other than the undersigned.

   Issued:  [ ] check:  [ ] certificate(s) to:

   Name:
   ----------------------------------------------
                                     (PLEASE PRINT)

   Address:
   -------------------------------------------

             ------------------------------------------------------
                               (INCLUDE ZIP CODE)

             ------------------------------------------------------
                          (TAXPAYER IDENTIFICATION OR
                              SOCIAL SECURITY NO.)

   [ ] Credit unpurchased Shares tendered by book-entry transfer to the Book-
       Entry Transfer Facility account set forth below:

             ------------------------------------------------------
                                (ACCOUNT NUMBER)

             ------------------------------------------------------

             ------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if a certificate for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be SENT to someone other than the undersigned.

   Send:  [ ] check:  [ ] certificate(s) to:

   Name:
   -----------------------------------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   -----------------------------------------------------------------------------
                          (TAXPAYER IDENTIFICATION OR
                              SOCIAL SECURITY NO.)

   -----------------------------------------------------------------------------

                             STOCKHOLDERS SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF OWNERS(S))

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, please set forth full title below. See Instruction 5.)

Dated: -------------------------------------------------------------------------

Name(s) ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full Title)
                  --------------------------------------------------------------

Address ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number (   )--------------------------------------------

Taxpayer Identification Number or Social Security Number
                                                --------------------------------

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
                   -------------------------------------------------------------

Name  --------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Firm--------------------------------------------------------------------

Address ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:-------------------------------------------------

Dated --------------------------------------------------------------------------

                        INSTRUCTIONS TO LETTER OF TRANSMITTAL
            FORMING PART OF THE TERMS AND CONDITIONS FOR THE TENDER OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each an "Eligible Institution," and collectively, "Eligible Institutions"). No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) have completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" in this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by stockholders either if certificates for Shares are to be forwarded herewith or if a tender of Shares is to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Offer to Purchase under the caption "The Offer -- 2. Procedure for Tendering Shares." For Shares to be validly tendered pursuant to the Offer, either (i) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees, or in the case of a book-entry transfer for which acceptance is being electronically transmitted through the Automated Tender Offer Program, an Agent's Message (as defined in the Offer to Purchase), and any other required documents, must be received by the Depositary at one of the Depositary's addresses set forth herein prior to the Expiration Date and either certificates for tendered Shares must be received by the Depositary at one of such addresses or such Shares must be delivered pursuant to the procedures for book-entry transfer (and a book-entry confirmation received by the Depositary), in each case, prior to the Expiration Date, or (ii) the tendering stockholder must comply with the guaranteed delivery procedure set forth below.

     Stockholders whose certificates for Shares are not immediately available, who cannot complete the procedures for book-entry transfer on a timely basis or who cannot deliver all required documents to the Depositary prior to the Expiration Date, may tender their Shares pursuant to the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "The Offer -- 2. Procedure for Tendering Shares." Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser (or a manually signed facsimile thereof), must be received by the Depositary prior to the Expiration Date, and (iii) the certificates for (or a book-entry confirmation with respect to) such Shares, together with this properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents are received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Offer to Purchase under the caption "The Offer -- 2. Procedure for Tendering Shares." A "trading day" is any day on which the New York Stock Exchange, Inc. is open for business. The Notice of Guaranteed Delivery may be delivered by hand to the Depositary or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY

INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. The Company will purchase fractional Shares. All tendering stockholders, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

     4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE STOCKHOLDERS ONLY). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares tendered hereby, the certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates for such Shares. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Company will pay, or cause to be paid, any stock transfer taxes with respect to the transfer and sale of Shares to it or its assignee pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any persons other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of and/or certificates for Shares not accepted for payment are to be returned to a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility from which such transfer was made.

     8. IRREGULARITIES. All questions as to the purchase price, the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Company, in its sole discretion, and its determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares. The Company's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary, or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

     9. SUBSTITUTE FORM W-9. The tendering stockholder (or other payee) is required, unless an exemption applies, to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, and with certain other information, on a Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify under penalties of perjury that such number is correct and that the stockholder (or other payee) is not subject to backup withholding. If a tendering stockholder is subject to backup withholding, he or she must cross out item 2 of the Certification Box on Substitute Form W-9 before signing such Form. Failure to furnish the correct TIN on the Substitute Form W-9 may subject the tendering stockholder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and payments of cash to the tendering stockholder (or other payee) pursuant to the Offer may be subject to backup withholding of 31%. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part 1, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part 1 and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all such payments for surrendered Shares thereafter until a TIN is provided to the Depositary.

     10. LOST OR DESTROYED CERTIFICATES. If any certificate(s) representing Shares has been lost or destroyed, the stockholder should contact American Stock Transfer and Trust Company for instructions regarding the procedure to be followed in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until procedures for replacing lost or destroyed certificates have been followed.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the location and telephone numbers set forth below.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE COPY THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, AND CERTIFICATES, OR A BOOK-ENTRY CONFIRMATION, FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY (OR A MANUALLY SIGNED FACSIMILE COPY THEREOF) MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a stockholder surrendering Shares must, unless an exemption applies, provide the Depositary (as payor) with his or her correct TIN on the Substitute Form W-9 included in this Letter of Transmittal. If the stockholder is an individual, his or her TIN is his or her social security number. If the correct TIN is not provided, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments of cash to the tendering stockholder (or other payee) pursuant to the Offer may be subject to backup withholding of 31%.

     Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. In order for an exempt foreign stockholder to avoid backup withholding, that person should complete, sign and submit a Form W-8, Certificate of Foreign Status, signed under penalties of perjury, attesting to his or her exempt status. A Form W-8 can be obtained from the Depositary. Exempt stockholders, other than foreign stockholders, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payment made to payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his correct TIN (or the TIN of any other payee) by completing the Substitute Form W-9 included in this Letter of Transmittal certifying (i) that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and (ii) that the stockholder is not subject to backup withholding because (a) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (b) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the TIN, generally the social security number or employer identification number, of the record owner(s) of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part 1, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If "Applied For" is written in Part 1 and the Depositary is not provided with a TIN by the time of payment, the

Depositary will withhold 31% of all payments of the purchase price until a TIN is provided to the Depositary.
--------------------------------------------------------------------------------

PAYER'S NAME:
--------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                                                                      ----------------------------
 FORM W-9                       PART 1 -- PLEASE PROVIDE YOUR TIN IN THE         Social Security Number(s)
                                 BOX AT THE RIGHT AND CERTIFY BY
 (SEE INSTRUCTION 9)             SIGNING AND DATING BELOW.                       OR
 Please fill in your name and                                                    ----------------------------
 address below.                                                                  Employer Identification
                                                                                 Number(s)
                                ------------------------------------------------------------------------------
                                 PART 2 -- Certification -- Under Penalties of   PART 3 -- Awaiting TIN    [ ]
  ---------------------------    Perjury, I certify that:
  Name                                                                           -----------------------------
                                 (1) The number shown on the form is my correct  PART 4 -- For Payee Exempt
                                     Taxpayer Identification Number (or I am      from Backup Withholding
  ---------------------------        waiting for a number to be issued to me)
  Address (number and street)        and                                         Exempt                    [ ]

                                 (2) I am not subject to backup withholding
  ---------------------------        because (a) I am exempt from backup
  City, State and Zip Code           withholding, or (b) I have not been
                                     notified by the Internal Revenue Service
  DEPARTMENT OF THE TREASURY         ("IRS") that I am subject to backup
  INTERNAL REVENUE SERVICE           withholding as a result of failure to
                                     report all interest or dividends, or (c)
  PAYER'S REQUEST FOR                the IRS has notified me that I am no longer
  TAXPAYER IDENTIFICATION            subject to backup withholding.
  NUMBER
                                ------------------------------------------------------------------------------
                                 CERTIFICATE INSTRUCTIONS -- You must cross out Item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out Item
                                 (2). If you are exempt from backup withholding, check the box in Part 4 above.
                                SIGNATURE ---------------------------------  DATE ----------------------------
--------------------------------------------------------------------------------------------------------------
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     WITHHOLDING ON FOREIGN STOCKHOLDERS. Even if a foreign stockholder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign stockholder or its agent unless (A) the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States or (B) the foreign stockholder establishes to the satisfaction of the Company and the Depositary that the sale of Shares by such foreign stockholder pursuant to the Offer will qualify as a "sale or exchange," rather than as a distribution taxable as a dividend, for United States federal income tax purposes (see Section 6 of the Offer to Purchase). For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any State or any political subdivision thereof, (iii) an estate, the income of which is subject to United
States federal income taxation regardless of the source of such income or (iv) a trust the administration of which a court within the United States is able to exercise primary supervision and all substantial decisions of which one or more
United States persons have the authority to control. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign stockholder must deliver to the Depositary a properly completed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the
Depositary a properly completed IRS Form 4224. The Depositary will determine a stockholder's status as a foreign stockholder and

eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form
4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such stockholder meets the "complete redemption" or "not essentially equivalent to a dividend" test described in Section 6 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Each foreign stockholder is urged to consult its tax advisor regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON THE SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent at the location and telephone numbers set forth below:

                    THE INFORMATION AGENT FOR THE OFFER IS:

                   Georgeson Shareholder Communications, Inc.
                          17 State Street, 10th Floor
                            New York, New York 10004
                          Call Collect (212) 440-9800
                         Call Toll Free (800) 223-2064

              THE JOINT DEALER MANAGERS FOR THE TENDER OFFER ARE:

             Goldman, Sachs & Co.                    Morgan Stanley & Co. Incorporated
          Liability Management Group                     Liability Management Group
               85 Broad Street                          1585 Broadway, Second Floor
           New York, New York 10004                       New York, New York 10036
        Call Toll Free (800) 828-3182                  Call Toll Free (800) 624-1808